Exhibit (h.67)

EXHIBIT A

List of Funds

iShares, Inc.

iShares Asia/Pacific Dividend ETF
iShares Core MSCI Emerging Markets ETF
iShares Currency Hedged MSCI Emerging Markets ETF
iShares Emerging Markets Dividend ETF
iShares Emerging Markets Equity Factor ETF
iShares ESG Aware MSCI EM ETF
iShares International High Yield Bond ETF
iShares J.P. Morgan EM Corporate Bond ETF
iShares J.P. Morgan EM High Yield Bond ETF
iShares J.P. Morgan EM Local Currency Bond ETF
iShares MSCI Agriculture Producers ETF
iShares MSCI Australia ETF
iShares MSCI Austria ETF
iShares MSCI Belgium ETF
iShares MSCI BIC ETF
iShares MSCI Brazil ETF
iShares MSCI Canada ETF
iShares MSCI Chile ETF
iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets ETF
iShares MSCI Emerging Markets ex China ETF
iShares MSCI Emerging Markets Min Vol Factor ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Eurozone ETF
iShares MSCI France ETF
iShares MSCI Germany ETF
iShares MSCI Global Energy Producers ETF
iShares MSCI Global Gold Miners ETF
iShares MSCI Global Metals & Mining Producers ETF
iShares MSCI Global Min Vol Factor ETF
iShares MSCI Global Silver and Metals Miners ETF
iShares MSCI Hong Kong ETF
iShares MSCI Israel ETF
iShares MSCI Italy ETF
iShares MSCI Japan ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Mexico ETF
iShares MSCI Netherlands ETF
iShares MSCI Pacific ex Japan ETF
iShares MSCI Russia ETF
iShares MSCI Singapore ETF
iShares MSCI South Africa ETF
iShares MSCI South Korea ETF

iShares MSCI Spain ETF

iShares MSCI Sweden ETF

iShares MSCI Switzerland ETF

iShares MSCI Taiwan ETF

iShares MSCI Thailand ETF

iShares MSCI Turkey ETF

iShares MSCI USA Equal Weighted ETF

iShares MSCI World ETF

iShares US & Intl High Yield Corp Bond ETF

iShares Trust

iShares 0-3 Month Treasury Bond ETF

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 1-5 Year Investment Grade Corporate Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 5-10 Year Investment Grade Corporate Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Investment Grade Corporate Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond BuyWrite Strategy ETF

iShares 20+ Year Treasury Bond ETF

iShares 25+ Year Treasury STRIPS Bond ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Agency Bond ETF

iShares Asia 50 ETF

iShares BBB Rated Corporate Bond ETF

iShares BB Rated Corporate Bond ETF

iShares Biotechnology ETF

iShares Blockchain and Tech ETF

iShares Breakthrough Environmental Solutions ETF

iShares Broad USD High Yield Corporate Bond ETF

iShares Broad USD Investment Grade Corporate Bond ETF

iShares California Muni Bond ETF

iShares China Large-Cap ETF

iShares Climate Conscious & Transition MSCI USA ETF

iShares CMBS ETF

iShares Cohen & Steers REIT ETF

iShares Convertible Bond ETF

iShares Copper and Metals Mining ETF

iShares Core 1-5 Year USD Bond ETF

iShares Core 5-10 Year USD Bond ETF

iShares Core 10+ Year USD Bond ETF

iShares Core 30/70 Conservative Allocation ETF

iShares Core 40/60 Moderate Allocation ETF

iShares Core 60/40 Balanced Allocation ETF

iShares Core 80/20 Aggressive Allocation ETF

iShares Core Dividend ETF

iShares Core Dividend Growth ETF

iShares Core High Dividend ETF

iShares Core International Aggregate Bond ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI International Developed Markets ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core S&P U.S. Growth ETF

iShares Core S&P U.S. Value ETF

iShares Core Total USD Bond Market ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. REIT ETF

iShares Currency Hedged MSCI ACWI ex U.S. ETF

iShares Currency Hedged MSCI EAFE ETF

iShares Currency Hedged MSCI EAFE Small-Cap ETF

iShares Currency Hedged MSCI Eurozone ETF

iShares Currency Hedged MSCI Japan ETF

iShares Cybersecurity and Tech ETF

iShares Dow Jones U.S. ETF

iShares Emergent Food and AgTech Multisector ETF

iShares Emerging Markets Infrastructure ETF

iShares Environmental Infrastructure and Industrials ETF

iShares Energy Storage & Materials ETF

iShares Environmentally Aware Real Estate ETF

iShares ESG Advanced High Yield Corporate Bond ETF

iShares ESG Advanced Investment Grade Corporate Bond ETF

iShares ESG Advanced MSCI EAFE ETF

iShares ESG Advanced MSCI EM ETF

iShares ESG Advanced MSCI USA ETF

iShares ESG Advanced Total USD Bond Market ETF

iShares ESG Aware 1-5 Year USD Corporate Bond ETF

iShares ESG Aware 30/70 Conservative Allocation ETF

iShares ESG Aware 40/60 Moderate Allocation ETF

iShares ESG Aware 60/40 Balanced Allocation ETF

iShares ESG Aware 80/20 Aggressive Allocation ETF

iShares ESG Aware MSCI EAFE ETF

iShares ESG Aware MSCI USA ETF

iShares ESG Aware MSCI USA Growth ETF

iShares ESG Aware MSCI USA Small-Cap ETF

iShares ESG Aware MSCI USA Value ETF
iShares ESG Aware U.S. Aggregate Bond ETF
iShares ESG Aware USD Corporate Bond ETF
iShares ESG MSCI EM Leaders ETF
iShares ESG MSCI KLD 400 ETF
iShares ESG MSCI USA Leaders ETF
iShares ESG MSCI USA Min Vol Factor ETF
iShares ESG Select Screened S&P 500 ETF
iShares ESG Select Screened S&P Mid-Cap ETF
iShares ESG Select Screened S&P Small-Cap ETF
iShares Europe ETF
iShares Expanded Tech Sector ETF
iShares Expanded Tech-Software Sector ETF
iShares Exponential Technologies ETF
iShares Fallen Angels USD Bond ETF
iShares Floating Rate Bond ETF
iShares Focused Value Factor ETF
iShares Future AI & Tech ETF
iShares Future Cloud 5G and Tech ETF
iShares Future Metaverse Tech and Communications ETF
iShares Genomics Immunology and Healthcare ETF
iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Comm Services ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Equity Factor ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global REIT ETF
iShares Global Tech ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares GNMA Bond ETF
iShares Government/Credit Bond ETF
iShares High Yield Corporate Bond BuyWrite Strategy ETF
iShares High Yield Systematic Bond ETF
iShares iBonds 1-5 Year Corporate Ladder ETF
iShares iBonds 1-5 Year High Yield and Income Ladder ETF
iShares iBonds 1-5 Year TIPS Ladder ETF
iShares iBonds 1-5 Year Treasury Ladder ETF
iShares iBonds 2025 Term High Yield and Income ETF
iShares iBonds 2026 Term High Yield and Income ETF
iShares iBonds 2027 Term High Yield and Income ETF

iShares iBonds 2028 Term High Yield and Income ETF
iShares iBonds 2029 Term High Yield and Income ETF
iShares iBonds 2030 Term High Yield and Income ETF
iShares iBonds 2031 Term High Yield and Income ETF
iShares iBonds 2032 Term High Yield and Income ETF
iShares iBonds Dec 2025 Term Corporate ETF
iShares iBonds Dec 2025 Term Muni Bond ETF
iShares iBonds Dec 2025 Term Treasury ETF
iShares iBonds Dec 2026 Term Corporate ETF
iShares iBonds Dec 2026 Term Muni Bond ETF
iShares iBonds Dec 2026 Term Treasury ETF
iShares iBonds Dec 2027 Term Corporate ETF
iShares iBonds Dec 2027 Term Muni Bond ETF
iShares iBonds Dec 2027 Term Treasury ETF
iShares iBonds Dec 2028 Term Corporate ETF
iShares iBonds Dec 2028 Term Muni Bond ETF
iShares iBonds Dec 2028 Term Treasury ETF
iShares iBonds Dec 2029 Term Corporate ETF
iShares iBonds Dec 2029 Term Muni Bond ETF
iShares iBonds Dec 2029 Term Treasury ETF
iShares iBonds Dec 2030 Term Corporate ETF
iShares iBonds Dec 2030 Term Muni Bond ETF
iShares iBonds Dec 2030 Term Treasury ETF
iShares iBonds Dec 2031 Term Corporate ETF
iShares iBonds Dec 2031 Term Muni Bond ETF
iShares iBonds Dec 2031 Term Treasury ETF
iShares iBonds Dec 2032 Term Corporate ETF
iShares iBonds Dec 2032 Term Treasury ETF
iShares iBonds Dec 2033 Term Corporate ETF
iShares iBonds Dec 2033 Term Treasury ETF
iShares iBonds Dec 2034 Term Corporate ETF
iShares iBonds Dec 2034 Term Treasury ETF
iShares iBonds Dec 2035 Term Corporate ETF
iShares iBonds Dec 2035 Term Treasury ETF
iShares iBonds Dec 2044 Term Treasury ETF
iShares iBonds Dec 2045 Term Treasury ETF
iShares iBonds Dec 2054 Term Treasury ETF
iShares iBonds Dec 2055 Term Treasury ETF
iShares iBonds Oct 2025 Term TIPS ETF
iShares iBonds Oct 2026 Term TIPS ETF
iShares iBonds Oct 2027 Term TIPS ETF
iShares iBonds Oct 2028 Term TIPS ETF
iShares iBonds Oct 2029 Term TIPS ETF
iShares iBonds Oct 2030 Term TIPS ETF
iShares iBonds Oct 2031 Term TIPS ETF
iShares iBonds Oct 2032 Term TIPS ETF
iShares iBonds Oct 2033 Term TIPS ETF
iShares iBonds Oct 2034 Term TIPS ETF

iShares iBonds Oct 2035 Term TIPS ETF

iShares iBoxx $ High Yield Corporate Bond ETF

iShares iBoxx $ Investment Grade Corporate Bond ETF

iShares India 50 ETF

iShares Intermediate Government/Credit Bond ETF

iShares International Developed Real Estate ETF

iShares International Developed Small Cap Value Factor ETF

iShares International Dividend Growth ETF

iShares International Equity Factor ETF

iShares International Select Dividend ETF

iShares International Small-Cap Equity Factor ETF

iShares International Treasury Bond ETF

iShares Investment Grade Corporate Bond BuyWrite Strategy ETF

iShares Investment Grade Systematic Bond ETF

iShares J.P. Morgan Broad USD Emerging Markets Bond ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares JPX-Nikkei 400 ETF

iShares Latin America 40 ETF

iShares Large Cap Accelerated ETF

iShares Large Cap Max Buffer Mar ETF

iShares Large Cap Max Buffer Jun ETF

iShares Large Cap Max Buffer Sep ETF

iShares Large Cap Max Buffer Dec ETF

iShares LifePath Retirement ETF

iShares LifePath Target Date 2030 ETF

iShares LifePath Target Date 2035 ETF

iShares LifePath Target Date 2040 ETF

iShares LifePath Target Date 2045 ETF

iShares LifePath Target Date 2050 ETF

iShares LifePath Target Date 2055 ETF

iShares LifePath Target Date 2060 ETF

iShares LifePath Target Date 2065 ETF

iShares LifePath Target Date 2070 ETF

iShares Lithium Miners and Producers ETF

iShares Long-Term National Muni Bond ETF

iShares MBS ETF

iShares Micro-Cap ETF

iShares Morningstar Growth ETF

iShares Morningstar Mid-Cap ETF

iShares Morningstar Mid-Cap Growth ETF

iShares Morningstar Mid-Cap Value ETF

iShares Morningstar Multi-Asset Income ETF

iShares Morningstar Small-Cap ETF

iShares Morningstar Small-Cap Growth ETF

iShares Morningstar Small-Cap Value ETF

iShares Morningstar U.S. Equity ETF

iShares Morningstar Value ETF

iShares Mortgage Real Estate ETF

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI ACWI Low Carbon Target ETF

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI Brazil Small-Cap ETF

iShares MSCI China A ETF

iShares MSCI China ETF

iShares MSCI China Multisector Tech ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Denmark ETF

iShares MSCI EAFE ETF

iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Min Vol Factor ETF

iShares MSCI EAFE Small-Cap ETF

iShares MSCI EAFE Value ETF

iShares MSCI Emerging Markets Quality Factor ETF

iShares MSCI Emerging Markets Value Factor ETF

iShares MSCI Europe Financials ETF

iShares MSCI Europe Small-Cap ETF

iShares MSCI Finland ETF

iShares MSCI Global Quality Factor ETF

iShares MSCI Global Sustainable Development Goals ETF

iShares MSCI India ETF

iShares MSCI India Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Intl Momentum Factor ETF

iShares MSCI Intl Quality Factor ETF

iShares MSCI Intl Value Factor ETF

iShares MSCI Ireland ETF

iShares MSCI Japan Value ETF

iShares MSCI Kokusai ETF

iShares MSCI Kuwait ETF

iShares MSCI New Zealand ETF

iShares MSCI Norway ETF

iShares MSCI Peru and Global Exposure ETF

iShares MSCI Philippines ETF

iShares MSCI Poland ETF

iShares MSCI Qatar ETF

iShares MSCI Saudi Arabia ETF

iShares MSCI UAE ETF

iShares MSCI United Kingdom ETF

iShares MSCI United Kingdom Small-Cap ETF

iShares MSCI USA ESG Select ETF

iShares MSCI USA Min Vol Factor ETF

iShares MSCI USA Momentum Factor ETF

iShares MSCI USA Quality Factor ETF

iShares MSCI USA Quality GARP ETF

iShares MSCI USA Size Factor ETF

iShares MSCI USA Small-Cap Min Vol Factor ETF
iShares MSCI USA Value Factor ETF
iShares MSCI Water Management Multisector ETF
iShares National Muni Bond ETF
iShares Nasdaq-100 ex Top 30 ETF
iShares Nasdaq Top 30 Stocks ETF
iShares Neuroscience and Healthcare ETF
iShares New York Muni Bond ETF
iShares North American Natural Resources ETF
iShares Paris-Aligned Climate MSCI USA ETF
iShares Paris-Aligned Climate MSCI World ex USA ETF
iShares Preferred and Income Securities ETF
iShares Residential and Multisector Real Estate ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 BuyWrite ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF
iShares Russell 2500 ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF
iShares S&P 500 BuyWrite ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares Select Dividend ETF
iShares Self-Driving EV and Tech ETF
iShares Semiconductor ETF
iShares Short-Term National Muni Bond ETF
iShares Short Treasury Bond ETF
iShares TIPS Bond ETF
iShares Top 20 U.S. Stocks ETF
iShares Treasury Floating Rate Bond ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers & Securities Exchanges ETF
iShares U.S. Consumer Discretionary ETF

iShares U.S. Consumer Staples ETF
iShares U.S. Digital Infrastructure and Real Estate ETF
iShares U.S. Energy ETF
iShares U.S. Equity Factor ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Fixed Income Balanced Risk Systematic ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Infrastructure ETF
iShares U.S. Insurance ETF
iShares U.S. Manufacturing ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Small-Cap Equity Factor ETF
iShares U.S. Technology ETF
iShares U.S. Tech Breakthrough Multisector ETF
iShares U.S. Telecommunications ETF
iShares U.S. Transportation ETF
iShares U.S. Treasury Bond ETF
iShares U.S. Utilities ETF
iShares US Small Cap Value Factor ETF
iShares USD Green Bond ETF
iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

iShares Bloomberg Roll Select Commodity Strategy ETF
iShares Commodity Curve Carry Strategy ETF
iShares GSCI Commodity Dynamic Roll Strategy ETF
iShares Inflation Hedged Corporate Bond ETF
iShares Inflation Hedged High Yield Bond ETF
iShares Inflation Hedged U.S. Aggregate Bond ETF
iShares Interest Rate Hedged Corporate Bond ETF
iShares Interest Rate Hedged High Yield Bond ETF
iShares Interest Rate Hedged Long-Term Corporate Bond ETF
iShares Interest Rate Hedged U.S. Aggregate Bond ETF
iShares Short Duration Bond Active ETF
iShares Short Maturity Municipal Bond Active ETF
iShares Transition-Enabling Metals ETF
iShares U.S. Consumer Focused ETF
iShares U.S. Tech Independence Focused ETF
iShares Ultra Short-Term Bond Active ETF